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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 28, 2000

                              IN HOME HEALTH, INC.
               (Exact Name of Registrant as Specified in Charter)

           Minnesota                    0-17490                 41-1458213
(State  or other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                  Number)            Identification No.)


601 Carlson Parkway, Suite 500                                  55305-5214
Minnetonka, Minnesota                                           (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (952) 449-7500



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Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5.  OTHER EVENTS.

         On December 28, 2000, In Home Health, Inc. pursuant to the closing of the merger and related transactions contemplated by that certain Agreement and Plan of Merger, dated as of September 13, 2000, among ManorCare Health Services, Inc., IHHI Acquisition Corp. and In Home Health, Inc., became a wholly owned subsidiary of ManorCare Health Services, Inc. On December 28, 2000, In Home Health, Inc. and Manor Care, Inc. issued a joint press release announcing the completion of the Merger of IHHI Acquisition Corp. with and into In Home Health, Inc.

Item 6.  Not Applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1     Press Release dated December 28, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IN HOME HEALTH, INC.

Date: December 28, 2000              By: /s/  R Jeffrey Bixler
                                         ---------------------------
                                         R Jeffrey Bixler
                                         Vice President, General Counsel
                                         and Secretary